UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 18, 2002

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                  000-32717             13-4134098
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(State or Other Jurisdiction    (Commission File         (IRS Employer
      of Incorporation)              Number)          Identification No.)

   3 Times Square, New York, New York                        10036
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(Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Regulation FD Disclosure.

                  On October 18, 2002, Instinet Group Incorporated ("Instinet") entered into an Option Exercise Agreement, dated as of October 18, 2002, by and among Instinet, Datek Online Holding Corp., and Ameritrade Holding Corporation ("Ameritrade"). Pursuant to this agreement, Instinet has agreed to provide Ameritrade with registration rights for the resale of shares of Instinet's common stock, par value $0.01 (the "Common Stock") that Ameritrade may obtain upon exercise of certain options. The Option Exercise Agreement is filed as
Exhibit 10.1 hereto and incorporated herein by reference.

                  On October 22, 2002, Instinet filed a registration statement on Form S-3 under the Securities Act of 1933 (File No. 333-100670) relating to the resale by Ameritrade of up to 1,651,238 shares of Instinet's Common Stock (the "Registration Statement"). The updated risk factors contained in the prospectus forming part of the Registration Statement are attached as Exhibit
99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

         Exhibit Number    Description

         10.1 Option Exercise Agreement, dated as of October 18, 2002, by and among Instinet Group Incorporated, Datek Online Holding Corp., and Ameritrade Holding Corporation (incorporated by reference to Exhibit
                           10.1 to Instinet's registration statement on Form
                           S-3 (Registration No. 333-100670)).

         99.1 Risk Factors from the prospectus forming part of Instinet's Registration Statement on Form S-3 (Registration No. 333-100670).

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                            INSTINET GROUP INCORPORATED
                                                      Registrant



Date:  October 22, 2002
                                                  By: /s/ Edward J. Nicoll
                                                      --------------------------
                                                      Edward J. Nicoll
                                                      Chief Executive Officer
                                                      and Director

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                                  EXHIBIT INDEX


Exhibit Number            Description
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    10.1                  Option Exercise Agreement, dated as of October 18,
                          2002, by and among Instinet Group Incorporated, Datek
                          Online Holding Corp., and Ameritrade Holding
                          Corporation (incorporated by reference to Exhibit 10.1
                          to Instinet's registration statement on Form S-3
                          (Registration No. 333-100670)).

    99.1 Risk Factors from the prospectus forming part of Instinet's registration statement on Form S-3 (Registration No. 333-100670).